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                                                                   EXHIBIT 10.11


THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                           REQUISITE TECHNOLOGY, INC.

                        WARRANT TO PURCHASE COMMON STOCK

NO. CW-__                                                      DECEMBER 31, 1999

                          VOID AFTER DECEMBER 31, 2004

         THIS CERTIFIES THAT, for value received, GE CAPITAL EQUITY INVESTMENTS, INC. OR ITS AFFILIATE GENERAL ELECTRIC COMPANY "GE," FOR THE BENEFIT OF GE'S DIVISION "GE SUPPLY," or assigns (the "HOLDER") is entitled to subscribe for and purchase at the Exercise Price (defined below) from Requisite Technology, Inc., a Delaware corporation, with its principal office, at 10355 Westmoor Drive, Suite 205, Westminster, CO 80021 (the "CORPORATION") up to two thousand five hundred (2,500) shares of the Common Stock of the Corporation.

         1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

              (a) "EXERCISE PERIOD" shall mean the period commencing with the date hereof and ending five years from the date hereof, unless sooner terminated as provided below.

              (b) "EXERCISE PRICE" shall mean $3.50 per share, subject to adjustment pursuant to Section 5 below.

              (c) "EXERCISE SHARES" shall mean the shares of the Corporation's Common Stock issuable upon exercise of this Warrant.

         2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Corporation at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

              (a) An executed Notice of Exercise in the form attached hereto;

              (b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

              (c) This Warrant.



                                       1.
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         Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised.

         The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.1 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X = Y(A-B)
             ------
               A

Where     X =  the number of shares of Common Stock to be issued to the Holder

          Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

          A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

          B =  Exercise Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company's initial public offering of its Common Stock, the fair market value of a share of Common Stock shall be the per share offering price to the public of the Company's initial public offering.

         3. COVENANTS OF THE CORPORATION.

                                       2.
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         3.1 COVENANTS AS TO EXERCISE SHARES. The corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         3.2 NO IMPAIRMENT. Except and to the extent as waived or consented to by Holder, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

         3.3 NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         4. REPRESENTATIONS OF HOLDER.

         4.1 ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants and that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

         4.2 SECURITIES ARE NOT REGISTERED.

              (a) The Holder understands that the Warrant has not been registered under the Securities Act of 1933, as amended (the "ACT"), on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, it has in mind merely acquiring the securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Holder has no such intention.

              (b) The Holder recognizes that the warrants and Exercise Shares being acquired by it must be hold indefinitely unless they are subsequently registered under the Act or


                                       3.
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an exemption from such registration is available. The Holder recognizes that the
Corporation has no obligation to register the Warrant or the Exercise Shares of the Corporation, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant or Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale owning following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Purchaser is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Corporation presently has no plans to satisfy these conditions in the foreseeable future.

         4.3 DISPOSITION OF WARRANT AND EXERCISE SHARES.

              (a) The Holder further agrees not to make any disposition of all or any part Warrant or Exercise Shares in any event unless and until:

                   (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                   (ii) The Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, the Holder shall have furnished the Corporation with an opinion of counsel for the Holder to the effect that such disposition will not require registration of such Warrant or shares under the Act, and such opinion of counsel for the Holder shall have been concurred in by the Corporation's counsel and the Corporation shall have advised the Holder of such concurrence.

              (b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT Of FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEES, AS PROVIDED IN THE BYLAWS OF THE CORPORATION.

              (c) The Holder hereby agrees not sell or otherwise transfer or dispose of all or any part of this Warrant or any Exercise Shares during a period specified by the representative of


                                       4.
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the underwriters of Common Stock (not to exceed one hundred eighty (180) days)
following the effective date of the registration statement of the Corporation filed under the Act. Holder further agrees that the Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

         6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fractions.

         7. EARLY TERMINATION. In the event of, at any time during the Exercise Period, an initial public offering of securities of the Corporation registered under the Act, or any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a merger solely to effect a reincorporation of the Corporation into another state), or the sale or other disposition of all or substantially all the properties and assets of the Corporation in its entirety to any other person, the Corporation shall provide to the Holder twenty (20) days advance written notice of such public offering, reorganization, reclassification, consolidation, merger or sale or other disposition of the Corporation's assets, and this Warrant shall terminate unless exercised prior to the date the registration statement related to such public offering is declared effective or the occurrence of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Corporation's assets.

         8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

         9. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Corporation.

                                       5.
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         10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         11. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Corporation, to Requisite Technology, Inc., Attention:
President, 10355 Westmoor Drive, Suite 205, Westminster, CO 80021 and (b) if to the Holder, to GE Capital Equity Investments, Inc., 120 Long Ridge road, Stamford, CT 06927 or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched it by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

         12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

         13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of December 31, 1999.

                                     REQUISITE TECHNOLOGY, INC.

                                     By:  /s/ Barbara J. Mowry
                                        -----------------------------------
                                        President

ATTEST:

  /s/ K.J. Cunningham
--------------------------------
Secretary


                                       6.
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                                 ASSIGNMENT FORM

               (To assign the foregoing Warrant execute this form
                and supply required information. Do not use this
                            form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------
                                 (Please Print)

Dated:
      ----------------------

Holder's
Signature:
          -------------------------------------

Holder's
Address:
         --------------------------------------

Signature
Guaranteed:
           ------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.